As filed with the Securities and Exchange Commission on December 27, 2016

1933 Act Registration No. 33-72424
1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No.
Post-Effective Amendment No. 182	x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 183	x

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST
(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Karen Gilomen
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on December 27, 2016, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on, (date), pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
on (date), pursuant to paragraph (a) (2)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ASPEN PORTFOLIO STRATEGY FUND

PROSPECTUS

December 27, 2016

SHARE CLASS	TICKER SYMBOL
Class A Shares	ASPNX
Class I Shares	ASPEX

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
Fund Summary
Investment Objective and Principal Investment Strategies
More on the Fund’s Investments and Related Risks
Disclosure of Portfolio Holdings
Management
The Portfolio Managers
Administrator, Distributor and Transfer Agent of the Fund
Buying and Redeeming Shares
Share Transactions
Dividends and Distributions
Taxes
Financial Highlights
Privacy Policy
Additional Information About the Fund	Back Cover

ASPEN PORTFOLIO STRATEGY FUND (THE “FUND”)

Investment Objective

The Fund seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING AND REDEEMING SHARES” at page of the Prospectus and “PURCHASE & REDEMPTION OF SHARES” at page of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management fees[1]	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Total Other expenses	0.87%	0.72%
Other Fund expenses[2]	0.52%	0.52%
Shareholder Services Fees	0.15%	None
Expenses of the Subsidiary	0.20%	0.20%
Total Annual Fund Operating Expenses	2.12%	1.72%
Fee waiver and/or expense reimbursement[3]	-0.17%	-0.17%
Total annual Fund operating expenses after fee waiver/expense reimbursements	1.95%	1.55%

1

1.
The Fund intends to invest a portion of its assets in a wholly owned Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Aspen Partners, Ltd., the Subsidiary’s investment adviser and the Fund’s investment adviser (the “Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. Pursuant to the Expense Agreement (defined below), the Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

2.	“Other Expenses” are based on estimated amounts for the Fund’s first fiscal year.
3.
The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/ expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the average daily net assets of the Fund’s Class A shares and 1.55% of the average daily net assets of the Fund’s Class I shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Adviser prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
Class A Shares	$737	$1,146
Class I Shares	$158	$508

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or enters and exits derivative transactions (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes for a shareholder of the Fund when Fund shares are held in a taxable account. Because the Fund is newly organized, portfolio turnover is not available.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by allocating its assets between two principal strategies, a “Futures” Strategy and an “Equity” Strategy. Under normal market conditions, Aspen Partners, Ltd. (the “Adviser”) will seek to allocate the Fund’s assets between the two strategies, with the goal of providing approximately equal exposure to both the Futures Strategy and the Equity Strategy. The Adviser reserves the discretion to adjust this allocation (up to certain limits, as described below) under unusual market conditions and/or delegate the management of the Equity Strategy to a sub-adviser, if the Adviser believes it to be in the best interests of the Fund.

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Futures Strategy

The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund's exposure will be to a managed futures strategy as described below. The Adviser will trade a diverse basket of exchange traded futures contracts. The Fund’s investments will be held either directly or indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Adviser expects that such investments will generally be allocated across the equity, fixed income, currency and commodities sectors, and will also extend to global markets.

Through its investment in futures contracts, the Adviser seeks to capture medium to long term trends in the global financial markets. To pursue the Fund’s futures strategy, the Fund anticipates that it will generally invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives, expected to consist primarily of commodity futures and swaps on commodity futures. The Subsidiary may, however, also invest in financial futures, fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately larger impact on the portfolio.

The Adviser also intends that the Fund will gain exposure to short equities, financial, currency and commodities futures positions and other similar transactions through derivative instruments. The Fund may employ leveraging techniques to attempt to achieve its investment objective.

Equity Strategy

The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund’s exposure will be to an equity-focused strategy as described below. Under normal circumstances, the Fund’s equity strategy will seek to identify a diversified portfolio of equity securities of U.S. companies, as well as futures, options, mutual funds, Exchange Traded Notes (“ETNs”), or Exchange Traded Funds (“ETFs”) that provide diversified exposure to the U.S. equity markets. This will primarily be long exposure to the US equity markets. The equity securities to which the Fund will have exposure are not expected to be limited to any particular industry or any particular market capitalization range.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, money market funds, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Adviser may, from time to time, deploy a risk management overlay (which is not expected to exceed 20% of the Fund’s assets under normal conditions). The risk management overlay involves the use of a proprietary, broad market risk analysis system pursuant to which the Adviser may adjust the allocation between its two primary investment strategies (such that the respective allocations are no longer approximately equal) or invest a portion of the Fund’s portfolio in fixed income securities, futures, options, ETFs, and/or cash and cash equivalents in addition to the two primary investment strategies.

3

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

The following describes the risks the Fund may bear through direct investments in securities and derivatives, as well as indirectly through investments in structured notes and the Subsidiary.

Security Credit Risk. The companies issuing structured notes or collateral securities in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Derivatives Risk. The Fund may use derivatives (including futures contracts) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, the Fund’s use of futures contracts and options could expose the Fund to the particular risks described below.

•
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains.

•
Options Risk. The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

Commodity Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The Fund’s performance is linked to the performance of highly volatile commodities; investors should therefore consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the net asset value of the Fund’s shares.

4

Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed-Income Securities Risk. The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas the value of its short positions in fixed-income derivatives is likely to increase.

Non-U.S. Investments Risk. Non-U.S. securities and derivatives are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems, and political and economic instability. Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Currency Risk. The value of foreign currencies may be affected by a variety of global economic factors, including inflation, interest rate levels, trade balances among countries and the actions of sovereign governments. In addition to changes in the value of the Fund’s securities and derivatives holdings denominated in foreign currency, the value of foreign currency holdings or balances and foreign currency linked derivatives may fluctuate because of changes in the value of the U.S. Dollar relative to such currencies.

Foreign Counterparty Credit Risk. When the Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Leverage Risk. Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract.

Market Risk. Although the Fund generally maintains both long and short positions in a number of markets, overall securities and derivatives market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities and derivatives markets. When the value of the Fund’s long investments goes down, or the value of its short investments goes up, your investment in the Fund decreases in value and you could lose money.

Investments in Other Investment Companies. When the Fund invests in other investment companies (which may include mutual funds and ETFs), shareholders of the Fund bear both a proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies in which the Fund invests. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject, including the risks of owning the underlying securities and other assets held by the ETF or other investment company.

5

Short Positions Risk. A short position will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short position is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short positions may be subject to greater risks than investments in long positions.

Structured Note Risk. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer’s credit quality rating, and economic, legal, political or geographic events that affect the referenced commodity. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. There may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. In addition, the Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

New Fund Risk. The Fund is newly formed and therefore has limited performance history for investors to evaluate.

Tax Risk. The Fund is limited in its ability to derive income that will allow the Company to qualify for the special tax treatment accorded to regulated investment companies (“qualifying income”) from direct investment in commodity-linked derivatives. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity-linked derivatives and the Subsidiary as qualifying income. There can be no assurance that the IRS will not change its historic position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income, and the Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment.

6

Performance Information

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information is available by calling 855.845.9444.

Investment Adviser

Aspen Partners, Ltd. is the investment adviser to the Fund (the “Adviser”).

Portfolio Managers

William Ware Bush, Director of the Adviser, Bryan R. Fisher, Managing Director of the Adviser, and Nathan Dutzmann, Senior Financial Engineer of the Adviser, have been portfolio managers of the Fund since its inception in December, 2016.

Purchase and Sale of Fund Shares

The Fund offers investors two Classes of shares: Classes A and Class I shares. The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains or, in some cases qualified dividend income subject to tax at minimum federal rates applicable to long-term capital gains, if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

ASPEN PORTFOLIO STRATEGY FUND (THE “FUND”)
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks long term capital appreciation.

The Fund’s Board of Trustees (the “Board”) may change this investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to achieve its investment objective by allocating its assets between two principal strategies, a “Futures” Strategy and an “Equity” Strategy. Under normal market conditions, Aspen Partners, Ltd. (the “Adviser”) will seek to allocate the Fund’s assets between the two strategies, with the goal of providing approximately equal exposure to both the Futures Strategy and the Equity Strategy. The Adviser reserves the discretion to adjust this allocation (up to certain limits, as described below) under unusual market conditions and/or delegate the management of the Equity Strategy to a sub-adviser, if the Adviser believes it to be in the best interests of the Fund.

Futures Strategy
The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund's exposure will be to a managed futures strategy as described below. The futures strategy pursues the Fund’s overall investment objective by employing a systematic, rules based, trend following strategy (seeking to identify opportunities as prices trend up and down). The Adviser will trade a diverse basket of exchange traded futures contracts. The Fund’s investments will be held either directly or indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Adviser expects that such investments will generally be allocated across the equity, fixed income, currency and commodities sectors, and will also extend to global markets.

Through its investment in futures contracts, the Adviser seeks to capture medium to long term trends in the global financial markets. The Adviser’s model identifies exchange-traded futures contracts through which to establish either long or short positions among the equity, fixed income, currency, and commodities sectors based upon the quantitative rules of the model and subject to pre-defined allocation limits.

To pursue the Fund’s futures strategy, the Fund anticipates that it will generally invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives, expected to consist primarily of commodity futures and swaps on commodity futures. The Subsidiary may, however, also invest in financial futures, fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately larger impact on the portfolio.

8

The Adviser also intends that the Fund will gain exposure to short equities, financial, currency and commodities futures positions and other similar transactions through derivative instruments. The Fund may employ leveraging techniques to attempt to achieve its investment objective.

Equity Strategy
The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund's exposure will be to an equity-focused strategy as described below. Under normal circumstances, the Fund’s equity strategy will seek to identify a diversified portfolio of equity securities of U.S. companies, as well as futures, options, mutual funds, Exchange Traded Notes (“ETNs”), or Exchange Traded Funds (“ETFs”) that provide diversified exposure to the US equity markets. This will primarily be long exposure to the U.S. equity markets. The equity securities to which the Fund will have exposure are not expected to be limited to any particular industry or any particular market capitalization range.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, money market funds, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Adviser may, from time to time, deploy a risk management overlay (which is not expected to exceed 20% of the Fund’s assets under normal conditions). The risk management overlay involves the use of a proprietary, broad market risk analysis system pursuant to which the Adviser may adjust the allocation between its two primary investment strategies (such that the respective allocations are no longer approximately equal) or invest a portion of the Fund’s portfolio in fixed income securities, futures, options, ETFs, and/or cash and cash equivalents in addition to the two primary investment strategies.

9

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies and risks are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and portfolio management techniques the Fund may use, as well as the other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information, which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Government Securities
The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.

Investments in a Wholly Owned Subsidiary
Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent Internal Revenue Services (“IRS”) revenue rulings, as discussed below under “DIVIDENDS AND DISTRIBUTIONS” and “TAXES.”

It is expected that the Subsidiary will invest primarily in derivative instruments, including exchange-traded futures and forward currency contracts. Although the Fund may enter into these derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in securities, other fixed income instruments, or cash equivalents comparable to those eligible for investment by the Fund, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus (see “What are the Principal Risks of Investing in the Fund?”), as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in swaps, structured notes, and other derivative instruments. The Fund and the Subsidiary do not currently contemplate investing in swaps, although they each reserve the right to do so in the future. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Adviser acts as investment adviser to the Fund and the Subsidiary.

Futures Contracts

Futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency or underlying commodity on a pre-determined future date at a specified price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase an asset and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell an asset and protect against declines in the value of the asset.

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U.S. Equity Securities

Under normal market conditions, the Fund’s portfolio is expected to include assets in equity securities of issuers domiciled, headquartered, or listed in the United States. The capitalization range for such issuers is expected to be not less than USD 1 billion.

Non-U.S. Securities

Under normal market conditions, the Fund is expected to invest a portion of its assets (not expected to exceed 25%) in securities of issuers domiciled, headquartered, or listed outside of the United States. The capitalization range for such issuers is expected to be not less than USD 1 billion.

Fixed-Income Securities

The Fund may also invest in other fixed-income securities, including U.S. and foreign government securities and affiliated and unaffiliated money market securities, including money market funds that invest in fixed-income securities.

Repurchase Agreements

The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

Investment Limitations

Limitations on Fund investment types and characteristics listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. In the course of investing in the securities or derivatives listed in this Prospectus and thereby pursuing its investment objective, the Fund may incur exposure to any given market, asset class, or overall gross or net exposure.

What are the Non-Principal Strategies of the Fund?

Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

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Portfolio Turnover
The Fund may engage in short-term trading, generally approximately weekly in order to pursue its investment objective, or more frequently as necessary to manage capital activity such as subscriptions to and redemptions from the Fund. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions and other expenses that reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

What are the Principal Risks of Investing in the Fund?

The following provides additional information about the risks of investing in the Fund. The following describes the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through investments in structured notes.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Security Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

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Derivatives Risk. The Fund, directly or indirectly through the Subsidiary, may use derivatives (including options and options on futures, but primarily futures contracts) to enhance returns, hedge against market declines or gain exposure to certain markets or indices. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of futures contracts and options could expose the Fund to the particular risks described below.

•
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions.

•
Options Risk. The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Adviser to predict pertinent market movements, which cannot be assured.

Commodity Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded notes are affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed-Income Securities Risk. When the Fund invests in fixed-income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Non-U.S. Investments Risk. Non-U.S. securities and derivatives are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems, and political and economic instability. Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Counterparty Credit Risk. Credit risk exists whenever the Fund enters into a foreign exchange contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk. Using derivatives to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The Fund’s use of futures contracts exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives will rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Investments in Other Investment Companies. When the Fund invests in other investment companies (which may include mutual funds and ETFs), shareholders of the Fund bear both a proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies in which the Fund invests. Furthermore, the Fund is exposed to the risks to which the other investment companies may be subject, including the risks of owning the underlying securities and other assets held by the ETF or other investment company.

Short Positions Risk. A short position will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short position is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short positions may be subject to greater risks than investments in long positions.

Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by various factors depending on the assets in question, including but not limited to, time to maturity, level of supply and demand for this type of note, interest rate and commodity market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or geographic events that affect the referenced asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. In addition, the Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund.

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Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

New Fund Risk. The Fund is newly formed and therefore has limited performance history for investors to evaluate.

Tax Risk. The Fund is limited in its ability to derive income that will allow the Company to qualify for the special tax treatment accorded to regulated investment companies (“qualifying income”) from direct investment in commodity-linked derivatives. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity-linked derivatives and the Subsidiary as qualifying income. However, a private letter ruling is binding on the Internal Revenue Service (“IRS”) only for the taxpayer that receives it and the Fund has not obtained and does not presently expect to request such a private letter ruling from the IRS. In addition, the IRS announced in 2011 that it suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary. The IRS has not issued similar private letter rulings since then. Accordingly, there can be no assurance that the IRS will not change its historic position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income (or, if such distributions constituted “qualified dividends,” they would be taxable to the shareholders at long-term capital gains rates), and the Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

Aspen Partners Ltd. is the investment adviser to the Fund (“Aspen” or the “Adviser”). Subject to the authority of the Board, Aspen is responsible for the overall management and administration of the Fund’s business affairs and is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 1996, Aspen managed approximately $265 million in client assets at July 31, 2016 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 9 East Franklin Street, Richmond, VA 23219.

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Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.00%% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2016.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. Pursuant to the Expense Agreement (defined below), the Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee pay by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/ expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the average daily net assets of the Fund’s Class A shares and 1.55% of the average daily net assets of the Fund’s Class I shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Adviser prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

THE PORTFOLIO MANAGERS

The persons listed below have served as the Fund’s portfolio managers since the Fund’s inception in December 2016 and are jointly responsible for the day-to-day operation of the Fund. More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund is included in the SAI.

Portfolio Manager	Past 5 Years’ Business Experience
William Ware Bush
Mr. Bush, Director, has 26 years of experience in the financial services industry. He joined Aspen in 1998. He is primarily responsible for client relationships in the Southern and Western Regions of the United States.

In his career, he has served in a variety of roles at investment banks and management firms. He started his investment career as an Institutional Salesman for E. F. Hutton & Company and was a Vice President at Donaldson, Lufkin & Jenrette. He has been a senior marketer for two institutional investment advisory organizations. He has been with Aspen Partners since 1998 and has helped design, structure and promote investment programs in managed futures and hedge funds.

Mr. Bush has been registered as an associated person of Aspen with the NFA since January 2000 and principal of Aspen with the NFA since September 2007.

He often speaks on the area of managed futures at conferences and meetings of consultants and financial advisors.

A native of Augusta, Georgia, he received an undergraduate degree in history and international political science from Vanderbilt University and an MBA in International Business from Georgia State University in Atlanta.

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Bryan R. Fisher
Mr. Bryan R. Fisher joined Aspen in 2000 and became a Director in the company in 2007. Mr. Fisher was promoted to Managing Director in September 2012 and is now responsible for overseeing and managing all aspects of Aspen’s day to day business and setting the future direction of the firm. Prior to this promotion, Bryan was primarily responsible for client relationships in the Mid-Atlantic and Northeast Regions of the United States. Prior to joining Aspen, he previously worked for First Union Securities’ (now Wells Fargo Securities) Alternative Investment Group where he was responsible for National sales and marketing of alternative investments. Bryan has been registered as an associated person of Aspen with the NFA since December 2001 and principal of Aspen with the NFA since September 2007. In addition, he has been registered as a Branch Office Manager with the NFA since December 2001.

Mr. Fisher holds a Bachelor of Arts Degree from Virginia Polytechnic Institute and State University.

Nathan Dutzmann
Mr. Dutzmann joined Aspen in 2016 and currently serves as Senior Financial Engineer. Prior to joining Aspen, Mr. Dutzmann had been a partner of Quantitative Equity Strategies, LLC (“QES”), which he joined in 2010. While at QES, Mr. Dutzmann led the design of the Aspen Managed Futures Beta Index (AMFBI).

Mr. Dutzmann has extensive experience in ﬁnancial services, having previously worked as a consultant for a global macro hedge fund known for its work in managed futures, as a researcher in the analytics unit of a ﬁnancial derivatives consultancy, and as a project manager for a private banking/wealth management ﬁrm. Mr. Dutzmann’s responsibilities include daily oversight and ongoing research on Aspen’s systematic investment models. Mr. Dutzmann received a Bachelor’s degree in Mathematical and Computer Sciences and a Master’s degree in International Political Economy of Resources from the Colorado School of Mines, and an MBA from the Harvard Business School.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

The Fund currently offers two classes of shares: Class A and Class I shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

»	how long you expect to own the shares;
»	how much you intend to invest;
»	total expenses associated with owning shares of each class; and
»
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time than Class A shares held for shorter periods if you qualify for a sales charge reduction or waiver).

Class A shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

The Class I shares are generally offered only through the certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of a Fund are generally not considered a taxable transaction.

Distribution and Services (12b-1) Plans for Class A Shares

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses.

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The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares and Plan fees may cost an investor more than other types of sales charges.

The Adviser and/or its affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources. The Adviser may also make payments out of its own resources for marketing, promotional or related expenses to dealers for Class A shares. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class A shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The Fund offers investors two Classes of shares: Classes A and I. The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

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Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase or redeem shares of the Fund directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee. The Fund calculates the Net Asset Value (“NAV”) per share for each class of shares of the Fund at the end of each business day. You may obtain the current NAV of Fund shares at no cost by calling 1-855-845-9444 or by logging on to the Fund’s website at www.aspenpartnersfunds.com.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Sales Charge When You Purchase

Class I shares do not charge an initial sales load.

Below is a summary of certain features of Class A shares:

Class A
Initial Sales Charge	Up to 5.50%
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year, see below)
Distribution and Service Fees	Up to 0.40%
Typical Shareholder	Generally more appropriate for long-term investors

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Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater*	0.00%	0.00%

*	A CDSC of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. See section entitled “Contingent Deferred Sales Charge.”

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

»	Officers, directors, trustees and employees of the Adviser and its respective affiliates;
»	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;
»	Immediate family members of all such persons as described above; and
»	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares of the Fund at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

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Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

»	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
»	solely controlled business accounts; and
»	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or Letter of Intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares redeemed.

Waiver of CDSC
The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

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»
redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

»
required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redeeming Shares

Redemptions, like purchases, may generally be affected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “SHARE TRANSACTIONS - How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemption Fees

If you sell your shares after holding them 30 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

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The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

»	Redemptions due to small balance maintenance fees;
»	Redemptions related to death or due to a divorce decree;
»
Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

»
Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange or market of any portfolio constituent is closed, other than customary weekend and holiday closings, (ii) during which trading on the NYSE or exchange or market of any portfolio constituent is restricted, or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

SHARE TRANSACTIONS

Small Account Balances /Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

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Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at anytime. In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Fund maintains a 2% short-term redemption fee applied to sales of shares held 30 days or less.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

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How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday) and values its exchange-traded derivative holdings based on daily settlement prices disseminated by the relevant exchange. The Fund will not value its securities on any day that the exchange or market for any constituent futures contract in the portfolio is closed, including but not limited to the following observed US holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser,(ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may also use fair value procedures if a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

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The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends, if any, annually, and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its collateral holdings and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells an investment it has owned for more than a year, from capital gain distributions from securities in which the Fund own an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions.

The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

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TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)
a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19,1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts),(iii) shareholders holding investments through foreign institutions (financial and non-financial),(iv) financial institutions,(v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES- Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will satisfy these distribution requirements.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of registered investment companies (“RICs”) are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Fund does not expect a significant portion of its distributions to derive from “qualified dividend income;’ which will be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

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The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund, from its investment in the Subsidiary, and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable. An investor can avoid this result by investing after the Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares in the Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES- Sale or Redemption of Shares.”

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by the Fund, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “TAXES- Special Tax Considerations.”

The Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in the Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Fund may also buy debt obligations in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

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Taxation of Certain Commodity-linked Instruments

In order to qualify as a regulated investment company under the Code, the Fund must derive at least 90% of its gross income from certain qualifying sources of income. Revenue Ruling 2006-1, issued by the IRS in 2006, concludes that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from investments generating non-qualifying income.

However, in Revenue Ruling 2006-31, the IRS subsequently indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and presently does not intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its historic position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position.

The IRS announced in 2011 that it suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and the IRS has not issued private rulings on this issue since. If the IRS were to change its historic position or otherwise determine that income derived by the Fund from commodity-linked notes does not constitute qualifying income and if such positions were upheld, the Fund might cease to qualify as a regulated investment company and/or might be required to reduce its exposure to such commodity-linked investments which might result in difficulty in implementing its investment strategy. If the Fund does not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes, penalties and interest and make substantial distributions.

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Investment in the Subsidiary

The Fund also will seek to gain exposure to equities, financial, currency and commodities markets by investing in the Subsidiary. The IRS has issued private letter rulings to other taxpayers in which it held that income derived from a fund’s investment in a controlled foreign corporation, such as the Subsidiary, will constitute qualifying income to the fund, even if the controlled foreign corporation itself owns, for example, commodity-linked swaps. Private letter rulings may be relied upon only by the taxpayers to whom they are addressed. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. Proposed Treasury Regulations provide that such safe-harbor applies to certain transactions in commodity- related derivative contracts. Proposed Treasury Regulations do not have the force of law, and may not be binding upon the IRS. If the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund.

The Subsidiary will be treated as a controlled foreign corporation for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Subsidiary’s “Subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income will be Subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s Subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously- undistributed Subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All Subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Although undistributed Subpart F income does not generally qualify for treatment as qualified dividend income, the above-mentioned private letter rulings hold that income derived from a fund’s investment in a controlled foreign corporation will constitute qualifying income to the fund, where the controlled foreign corporation owns commodity-linked swaps. As a result, if the IRS continues to take the positions asserted in those private letter rulings, the Subpart F income generated by the Subsidiary with respect to commodity-linked swaps, will be considered qualifying income to the Fund. However, the IRS announced in 2011 that it suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in controlled foreign corporations engaged in commodity-linked investments, such as the Subsidiary, and the IRS has not issued private rulings on the issue since. There can be no assurances that the IRS’s position in those private letter rulings will be maintained.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in the Fund. For information regarding the surtax on net investment income, see the SAI under “TAXES -Surtax on Net Investment Income.”

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Cost Basis Reporting

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account) the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding, see the SAI under “TAXES- Backup Withholding.”

Foreign Accounts

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES- Foreign Accounts.”

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, there are no financial highlights for that Fund.

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PRIVACY POLICY

FACTS	WHAT DOES THE ASPEN PORTFOLIO STRATEGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	»	Social Security number and account transactions
	»	Account balances and transaction history
	»	Wire transfer instructions
HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons We Can Share Your Personal Information	Does the Fund Share?	Can You Limit This Sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Questions?	Call 855.856.9444 or go to www.aspenpartnersfunds.com

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Who we are
Who is providing this notice?	Aspen Portfolio Strategy Fund
What we do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	»	open an account
	»	provide account information or give us your contact information
	»	make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	»	sharing for affiliates’ everyday business purposes-information about your creditworthiness
	»	affiliates from using your information to market to you
	»	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
» The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
» The Fund does not jointly market.

Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

35

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

»
You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855.845.9444, by writing the Fund at P.O. Box 13033, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.aspenpartnersfunds.com.

»
You can also review the Fund’s shareholder reports, Prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act file no. 811-8194)

36

ASPEN PORTFOLIO STRATEGY FUND

STATEMENT OF ADDITIONAL INFORMATION

SHARE CLASS	TICKER SYMBOL
Class A Shares	ASPNX
Class I Shares	ASPEX

December 27, 2016

P.O. Box 13033
Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Class A Shares and Class I Shares (collectively, the “Shares”) of the Aspen Portfolio Strategy Fund (the “Fund”), which is a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own investment objective and policies.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated December 27, 2016, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 855.845.9444. The Fund’s most recent annual report, if any, is incorporated by reference into this SAI, and can be obtained free of charge by calling the toll-free number printed above.

TABLE OF CONTENTS

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES	1
ADDITIONAL INVESTMENT ACTIVITIES AND RISKS	2
OTHER PRACTICES	40
INVESTMENT LIMITATIONS	43
PORTFOLIO TURNOVER	45
DISCLOSURE OF PORTFOLIO HOLDINGS	46
PORTFOLIO TRANSACTIONS AND BROKERAGE	49
PURCHASE & REDEMPTION OF SHARES	51
TRUSTEES AND OFFICERS	58
INVESTMENT ADVISER	67
DISTRIBUTOR	68
CODE OF ETHICS	69
ADMINISTRATOR	69
PROXY VOTING POLICIES AND PROCEDURES	69
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP	69
EXPENSES	70
PORTFOLIO MANAGERS	70
POTENTIAL CONFLICTS OF INTEREST	71
NET ASSET VALUE	72
TAXES	73
DESCRIPTION OF THE TRUST	86
OTHER INFORMATION ABOUT THE FUND	87
PERFORMANCE INFORMATION	88
FINANCIAL STATEMENTS	88
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B - PROXY VOTING POLICIES	B-1

i

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objective of the Aspen Portfolio Strategy Fund (the “Fund”), as well as the strategies it employs to achieve that investment objective. The Fund is a series of Financial Investors Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993. The discussion below supplements the information set forth in the Prospectus under “Investment Objective and Principal Investment Strategies” and “More on the Fund’s Investments and Related Risks.”

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is classified as non-diversified.

Investment Objective

The Fund seeks long term capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets between two principal strategies, a “Futures” Strategy and an “Equity” Strategy. Under normal market conditions, Aspen Partners, Ltd. (the “Adviser”) will seek to allocate the Fund’s assets between the two strategies, with the goal of providing approximately equal exposure to both the Futures Strategy and the Equity Strategy. The Adviser reserves the discretion to adjust this allocation (up to certain limits, as described below) under unusual market conditions and/or delegate the management of the Equity Strategy to a sub-adviser, if the Adviser believes it to be in the best interests of the Fund.

Futures Strategy
The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund's exposure will be to a managed futures strategy as described below. The futures strategy pursues the Fund’s overall investment objective by employing a systematic, rules based, trend following strategy (seeking to identify opportunities as prices trend up and down). The Adviser will trade a diverse basket of exchange traded futures contracts. The Fund’s investments will be held either directly or indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Adviser expects that such investments will generally be allocated across the equity, fixed income, currency and commodities sectors, and will also extend to global markets.

Through its investment in futures contracts, the Adviser seeks to capture medium to long term trends in the global financial markets. The Adviser’s model identifies exchange-traded futures contracts through which to establish either long or short positions among the equity, fixed income, currency and commodities sectors based upon the quantitative rules of the model and subject to pre-defined allocation limits.

To pursue the Fund’s futures strategy, the Fund anticipates that it will generally invest up to 25% of its total assets in the Subsidiary. Assets in the Fund’s Subsidiary will be invested in commodity-related derivatives, expected to consist primarily of commodity futures and swaps on commodity futures. The Subsidiary may, however, also invest in financial futures, fixed income securities, privately offered or unregistered pooled investment vehicles, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately larger impact on the portfolio.

The Adviser also intends that the Fund will gain exposure to short equities, financial, currency and commodities futures positions and other similar transactions through derivative instruments. The Fund may employ leveraging techniques to attempt to achieve its investment objective.

Equity Strategy
The Adviser expects that, under normal market conditions, typically between 40% - 60% of the Fund's exposure will be to an equity-focused strategy as described below. Under normal circumstances, the Fund’s equity strategy will seek to identify a diversified portfolio of equity securities of U.S. companies, as well as futures, options, mutual funds, Exchange Traded Notes (“ETNs”), or Exchange Traded Funds (“ETFs”) that provide diversified exposure to the US equity markets. This will primarily be long exposure to the U.S. equity markets. The equity securities to which the Fund will have exposure are not expected to be limited to any particular industry or any particular market capitalization range.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, money market funds, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Adviser may, from time to time, deploy a risk management overlay (which is not expected to exceed 20% of the Fund’s assets under normal conditions). The risk management overlay involves the use of a proprietary, broad market risk analysis system pursuant to which the Adviser may adjust the allocation between its two primary investment strategies (such that the respective allocations are no longer approximately equal) or invest a portion of the Fund’s portfolio in fixed income securities, futures, options, ETFs, and/or cash and cash equivalents in addition to the two primary investment strategies.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Investments in a Wholly Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with exposure to the equities, financial, currency and commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxation - Taxation of Certain Commodity-Linked Instruments.”

It is expected that the Subsidiary will invest primarily in derivative instruments, including futures contracts and options on, among other items, commodity futures. Although the Fund may enter into these derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Adviser believes that these derivative instruments are better suited to provide exposure to the equities, financial, currency and commodities markets, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed in the Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in derivative instruments. The Fund and the Subsidiary do not currently contemplate investing in swaps, although they each reserve the right to do so in the future. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. The Fund looks through to the Subsidiary for purposes of assessing compliance with the Fund’s fundamental and non-fundamental investment limitations, as well as for purposes of compliance with the capital structure and leverage requirements of the Investment Company Act. In addition, the Fund wholly owns and controls the Subsidiary, and the Adviser acts as adviser to the Fund and investment adviser to the Subsidiary.

Commodity-Related Equities

The Fund will invest in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, timber, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals. The equity securities in which the Fund will invest may not move in the same direction and to the same extent as the underlying commodities.

Non-Diversification

Because the Fund is non-diversified and may invest a greater percentage of its assets in particular asset classes, securities of a single issuer or instrument and in a relatively small number of issuers or instruments, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers or instruments may also present substantial credit or other risks.

Market Risk

The market price of securities and commodities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Securities and commodities may decline in value due to factors affecting markets generally or particular industries represented in the markets. The value of an instrument may decline due to general market conditions which are not specifically related to a particular company or commodity, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the markets, multiple asset classes may decline in value simultaneously.

Equity securities and commodities generally have greater price volatility than fixed income securities.

Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the Commodity Futures Trading Commission (“CFTC”); however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, commodity, reference rate or index and may relate to commodities, stocks, bonds, interest rates, currencies or currency exchange rates, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, commodity futures, interest rate, currency or stock or bond index futures contracts, currency forward contracts, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on commodities, debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as caps, floors, and collars, entering into equity caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or commodity futures or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell commodity futures contracts, interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts; purchase and sell (or write) exchange listed and OTC put and call options on commodities, securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser is registered with the National Futures Association as a CPO and as a commodity trading advisor.

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, and exchange-listed and OTC options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. CFTC regulations governing the use of commodity interests, including certain futures contracts, by investment companies such as the Fund may be subject to amendment. Amendments to such regulations by the CFTC may affect the ability of the Fund to use futures and commodity interests, and could affect the Fund’s ability to achieve its investment objective. The Adviser is registered with the National Futures Association as a CPO and as a commodity trading advisor.

Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. Futures contracts enable the seller to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery. In the case of derivative contracts that do not cash settle, for example, the Fund will typically set aside liquid assets equal to the full notional value of the derivative contracts while the positions are open. With respect to derivative contracts that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative contracts, if any, rather than their full notional value. The Fund reserves the right to modify their asset segregation policies in the future to, among other things, comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the derivative contracts.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. There is limited significant trading history of event-linked bonds, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund. The Fund may invest up to 10% of its total assets in catastrophe bonds.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Commodity-Linked Instruments

Commodity Futures Contracts

The Fund can hold substantial positions in commodity futures contracts. The Fund’s investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

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Price Limits. The commodity futures exchanges often impose on each commodity futures contract a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

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Price Volatility. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

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Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Commodity futures contracts, when entered into directly by the Fund, are generally taxed on the “marked-to-market” basis applicable to section 1256 contracts, as discussed below under “Taxes - Financial Products.” For information about the tax treatment of the Fund’s commodity-linked investments and its investment in the Subsidiary, please refer to “Taxes – Taxation of Certain Commodity – Linked Investments.”

Special Risks of Commodity Futures Contracts

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Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

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Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity investments

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Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, and commodity options, than on traditional securities. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

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Leverage. There is much greater leverage in futures trading than in stocks. As a registered investment company, the Fund must pay in full for all securities it purchases. In other words, the Fund is not allowed to purchase securities on margin. However, the Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract. That means the Fund is only required to pay up front between 3% to 6% percent of the face value of the futures contract. Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act, as amended (“CEA”).

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Fixed Income Securities

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Duration

Average duration is the weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s fixed income holdings to changes in interest rates. If the duration of the Fund’s fixed-income investments is longer than the market’s duration, the Fund’s fixed income assets would experience a greater change in value when interest rates are rising or falling than would the market as a whole.

Call or Buy-Back Features

In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The Fund may invest up to 10% in mortgage-related securities. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund generally treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing transactions.

Consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPO”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of the inflation-protected security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities And Securities With Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Fund’s Board or by the Adviser pursuant to guidelines established by the Board of Trustees. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. Government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute the amount of income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally.

Common stocks of companies that generally have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Other Investment Companies

The Fund may invest in unaffiliated investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory and administration fees, of such investment companies; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund does not intend to invest in such investment companies unless the Adviser determines that the potential benefits of such investment justify the payment of any applicable expenses and premiums.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depository Receipts

Depository receipts include sponsored and unsponsored depository receipts that are or become available, including American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) and other depository receipts. Depository receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depository can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depository receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depository receipts will be deemed to be investments in the underlying securities. Thus, a depository receipt representing ownership of common stock will be treated as common stock. Depository receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the U.S. federal securities laws.

To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Adviser and the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of the Fund’s fundamental investment restrictions. “Fundamental” restrictions are those that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

In contrast, non-fundamental investment restrictions (which include the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI) may be changed by the Board without shareholder approval.

The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. For purposes of the fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.
As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(2) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(3) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(5) Purchase or sell commodities. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(6) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act; or

(7) Invest 25% or more of its assets, taken at market value at the time of purchase, in securities of issuers in any industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Restrictions (1) and (6) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

For the purposes of Restriction (7), the Fund currently intends to use the Global Industry Classification Standard (“GICS”). The use of any particular classification system is not a fundamental policy of the Fund. The Fund may use other classification titles, standards and systems from time to time.

Non-Fundamental Investment Restrictions

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies. These, and other non-fundamental investment restrictions disclosed elsewhere in the prospectus or in this statement of additional information may be changed at any time by the Board of Trustees without shareholder approval. For purposes of the non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund may not:

 (1) purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities; or

(2) Make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of the Fund’s total net assets (based on then-current value), except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

As of the date of this Statement of Additional Information, the Fund has not yet commenced operations and does not have portfolio turnover data to report.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Trust on behalf of the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Funds: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Aspen Partners Ltd. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank, National Association. (Custodian)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Registered Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

Only officers of the Fund and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Except as set forth in this Policy, the full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

▪	Disclosures that are required by law
▪	Disclosures necessary for Service Providers (defined above);
▪	Disclosure necessary for Rating Agencies to assess applicable fund ratings.
▪	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities

▪	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel;
▪	Disclosures to the adviser of the Fund of compiled data concerning accounts managed by the adviser; or
▪
Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser may place orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed income securities and other securities traded on a principal basis in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers of investment companies and other institutional investors from time to time receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund is not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an investment adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

As of the date of this Statement of Additional Information, the Fund has not yet commenced operations, and does not have any brokerage commission data, nor information regarding holdings of securities of brokers who execute the Fund’s portfolio transactions, to report.

PURCHASE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into two share classes – Class A shares and Class I shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class I (Sales Charge)
Less than $50,000	5.50%	None
$50,000 but less than $100,000	4.50%	None
$100,000 but less than $250,000	3.50%	None
$250,000 but less than $500,000	2.50%	None
$500,000 but less than $1 million	2.00%	None
$1 million or greater	0.00%*	None

*	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $1 million.
**	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Dealer Commissions and Compensation

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Underwriting Commissions

As of the date of this Statement of Additional Information, the Fund has not yet commenced operations.

Other Information

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 855.845.9444 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures

The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees

The Fund (except in those cases noted below) will impose a 2.00% redemption fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares of the Fund within thirty (30) calendar days of purchase. The Fund will impose a redemption fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 30 calendar days. In determining how long shares of the Fund have been held, the Adviser assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the non-redeeming shareholders. Due to operational requirements, certain Financial Intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s methods for tracking and calculating the fee. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund charges the redemption fee to discourage market-timing by those shareholders initiating redemptions to take advantage of short-term market movements, to help minimize the impact the redemption may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

•	Redemptions related to death or due to a divorce decree;

•
Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•
Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption fee.

Contingent Deferred Sales Charge (“CDSC”)

Class A share purchases in excess of $1 million may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. Class I share purchases are not charged a CDSC. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed. The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•
Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•
Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail

Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption

A shareholder may request redemption by calling the Transfer Agent at 855.845.9444. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Rule 12b-1 Plans

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan for the Class A shares (the “Plan”). Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) were approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments relating to promoting the sale of Class A shares, reducing redemptions of Class A shares, or maintaining or improving services provided to shareholders of Class A shares by investment brokers or dealers, plan administrators and other persons. Payments under the Plan also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plan may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Amounts Expensed Under the 12b-1 Plan

As of the date of this Statement of Additional Information, the Fund has not yet commenced operations.

Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class A shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	31	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	31	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (2 funds); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				31	None.

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.
Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.
31
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Legal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which Aspen Partners, Ltd. provides investment advisory services (currently none).

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge's Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has elected Mr. Rutledge to serve as lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the funds’ service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Rutledge and Shell. The Audit Committee met four times during the fiscal year ended April 30, 2016.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended April 30, 2016.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2015, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None	None

As of December 31, 2015, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	$10,001 - $50,000
Jeremy W. Deems	None	None
Jerry G. Rutledge	None	Over $100,000
Michael “Ross” Shell	None	None

Trustees Remuneration:

The Independent Trustees receive a quarterly retainer of $9,500, plus $3,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2016, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine	$50,000	$0	$0	$38,000
Jeremy W. Deems	$50,000	$0	$0	$38,000
Jerry G. Rutledge	$50,000	$0	$0	$38,000
Michael “Ross” Shell	$50,000	$0	$0	$38,000

*
The Fund Complex includes all series of the Trust (currently 31) and any other investment companies for which any Trustee serves as trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT ADVISER
Aspen Partners Ltd. is the investment adviser to the Fund (“Aspen” or the “Adviser”). Subject to the authority of the Board, Aspen is responsible for the overall management and administration of the Fund’s business affairs and is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 1996, Aspen managed approximately $265 million in client assets at July 31, 2016 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 9 East Franklin Street, Richmond, VA 23219.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.00% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2016.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. Pursuant to the Expense Agreement (defined below), the Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee pay by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board of the Fund.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/ expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the average daily net assets of the Fund’s Class A shares and 1.55% of the average daily net assets of the Fund’s Class I shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Adviser prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Under the terms of the Subsidiary Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund or the Subsidiary, as applicable, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Subsidiary Advisory Agreement (“disabling conduct”). In addition, the Fund or the Subsidiary, as applicable, will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund. ALPS is an affiliate of ADI.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting proxies for securities held within their respective portion of the Fund’s assets under management because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser and will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser will always endeavor to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 855.845.9444 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Because the Fund is new as of the date of this SAI, there were no principal shareholders or control persons of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of April 30, 2016.

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of April 30, 2016: (i) the Fund(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
William Ware Bush
Registered Investment Companies	1	$265	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Bryan R. Fisher
Registered Investment Companies	1	$265	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Nathan Dutzmann
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Aspen Partners, Ltd.

Portfolio Manager Compensation

The portfolio managers are compensated by the Adviser, not by the Fund. The Adviser compensates its professional level employees, including its portfolio managers, in a manner that is designed to pay competitive compensation and reward performance, integrity and teamwork. The compensation of portfolio managers may consist of a base salary and a bonus, and also may include equity-based compensation with respect to Aspen Partners, Ltd. Equity-based compensation may include retention incentives such as the vesting of shares or units over time, contingent on the professional’s continued employment except under limited circumstances.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers may be eligible to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on measures of individual, group or department success. These goals are specific to individual portfolio managers. Achievement of these goals is an important, but not exclusive, element of the bonus decision process, and, absent a contractual agreement, bonuses are determined at the discretion of the Adviser.

Certain portfolio managers may also have employment contracts, which may guarantee severance payments in the event of involuntary termination.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of the date of this SAI:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
William Ware Bush	N/A
Bryan R. Fischer	N/A
Nathan Dutzmann	N/A

POTENTIAL CONFLICTS OF INTEREST

Aspen Partners, Ltd.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Adviser’s investment outlook.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gain dividends.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Detailed U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though it is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund during taxable years beginning on or before December 22, 2010 may be carried forward for up to eight years following the year of the loss. All other capital losses may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

A regulated investment company may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and from other long-term capital gains recognized by the Fund and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Certain categories of capital gains are taxable at maximum individual federal income tax rates of 25% or 28%. If the Fund reports a capital gain dividend in written statements furnished to its shareholders, it must also report in these statements the amounts of the dividend that are subject to these maximum rates applicable to individual shareholders. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income,” below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

The Fund does not expect to have significant investments in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, the Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

If the Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies. The Fund makes no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund, or the Subsidiary, may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Taxation of Certain Commodity-Linked Instruments

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derives at least 90% of its gross income from certain qualifying sources of income. The IRS issued a revenue ruling which concludes that income and gain from certain commodity-linked swaps and commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from investments that generate non-qualifying income.

However, in a subsequent revenue ruling, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary, which is expected to be a CFC.

A private letter ruling is binding upon the IRS only for the taxpayer that receives it, and by law cannot be used or cited as precedent. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and does not intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes and the Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its historic position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. In addition, the IRS announced in 2011 that it suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary, and such suspension apparently remains in effect as of the date of this SAI.

Securities Issued or Purchased at a Discount

The Fund’s investment in debt obligations issued or purchased at a discount and certain other obligations may require the Fund to accrue and distribute income not yet received. In addition, payment-in-kind debt obligations will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if the Fund invests in such securities in order to increase the likelihood that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

If the Fund were to invest in REITs, its REIT equity securities could result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), in which event any related UBTI may not be offset by net operation losses; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax of 100% on such income. The Fund may invest in REITs that hold residual interests in REMICs. Tax-exempt investors should consult with their own tax advisors concerning the impact of these rules before investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to the Fund that it is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the Internal Revenue Service. A shareholder may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012 (“covered shares”), and redeemed, exchanged or otherwise sold on or after that date. In addition to the requirement (which applied historically and continues to apply) to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and which are sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, in each case in excess of a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.  Net investment income includes ordinary income and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Holders of Fund shares should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of the Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. MUFG Union Bank, National Association (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Fund and for the Subsidiary. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Adviser and ADI.

Independent Registered Public Accounting Firm. Deloitte &Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accountant. Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, CO, 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not commenced investment operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICY

Governing Standards

This Proxy Voting Policy and Procedures (the “Policy”) has been adopted by Aspen Partners, Ltd. (“Aspen” and the “Adviser”) to comply with Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”). The Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures that have been reasonably designed to prevent and detect fraudulent, deceptive or manipulative acts by the Adviser and its advisory affiliates.1

Legal Requirements

The Rule states that it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

▪
Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between its interests and those of its clients;

▪	Discloses to clients how they may obtain information from the adviser about how it voted with respect to their securities; and

▪	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with its obligations under the Rule, Adviser has designed and adopted the following procedures to ensure that client proxies are voted in the best interest of clients at all times.

Policy

The Policy applies to those client accounts that contain voting securities and for which Adviser has authority to vote client proxies. The Policy will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

[1]
Adviser’s advisory affiliates are defined in this Policy to include:  1) all members, officers, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the Adviser; and 3) all current employees.

When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest of clients for which it manages assets. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. This Policy is designed to ensure that Adviser exercises care and diligence to monitor corporate governance and other developments relevant to client securities and to take these factors into account when exercising its authority to vote on behalf of clients. Moreover, to the extent shareholder proposals raise potential conflicts of interest for the Adviser or its affiliates, the Policy obligates Adviser to resolve those conflicts in favor of its clients.

In certain situations, a client or its fiduciary may provide Adviser with a statement of proxy voting policy or guidelines. In these situations, Adviser shall seek to comply with such policy or guidelines to the extent that it would not be inconsistent with applicable regulation or its fiduciary responsibilities.

Procedures

a.
Adviser shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the person serving as compliance officer to the Adviser or appropriate party (the “Compliance Officer”) on an as-needed basis.

b.
Adviser shall ensure that it is the designated party to receive proxy voting materials from companies or intermediaries. Such entities shall be instructed to direct all proxy voting materials to the Compliance Officer.

c.
The Compliance Officer will provide all proxy solicitation information and materials to the appropriate investment personnel of the Adviser (i.e., portfolio managers, analysts, etc.) for their review and consideration.

d.
Generally, Adviser will support management initiatives if it appears that management is reasonable and that the proposals are not detrimental to the long-term value of the investment. However, Adviser will review all proxies in accordance with the general principles described above and, in light of its review of facts and circumstances it deems relevant, may not support existing management proposals. Moreover, if, after careful consideration, each Adviser believes that management’s positions may not be supported consistently, Adviser will consider whether to sell the Fund’s interest in that company. In general, Adviser:

▪	opposes proposals intended to entrench management;

▪	believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience;

▪	opposes “poison pills,” “golden parachutes” or similar structures that financially inhibit changes in control;

▪	believes remuneration should be commensurate with experience, responsibilities and performance; and

▪	believes that appropriate steps should be taken to ensure the independence of auditors.

e.
Adviser’s investment personnel shall be responsible for making voting decisions with respect to all client proxies. Such decisions shall then be forwarded to the Compliance Officer, typically via electronic mail, who will then ensure that such proxy votes are submitted in a timely manner.

f.
The Adviser is not required to vote every client proxy and refraining from voting should not necessarily be construed as a violation of an Adviser’s fiduciary obligations. Adviser shall not ignore or neglect its proxy voting responsibilities at any time. However, there may be times when refraining from voting is in the client’s best interest, such as when an Adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

g.
The Compliance Officer shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which Adviser believes it may be in its clients’ best interest for Adviser not to vote a particular proxy. The Compliance Officer shall maintain documentation of any cost-benefit analysis with respect to client proxies that are not voted by Adviser. Generally speaking, the Adviser will not vote proxies of holdings that represent less than 5% of a client’s portfolio.

h.
The Compliance Officer will report any attempts by the personnel of Adviser to influence the voting of client proxies in a manner that is inconsistent with this Policy. Such report shall be made to Adviser’s Chief Executive Officer (“CEO”), or if the CEO is the person attempting to influence the voting, then to the Adviser’s outside counsel.

Material Conflicts of Interest

a.
General: As noted previously, Adviser will vote its clients’ proxies in the best interest of its clients and not its own. In voting client proxies, Adviser shall avoid material conflicts of interest between the interests of each Adviser on the one hand and the interests of its clients on the other.

b.
Potential Material Conflicts of Interest: The Compliance Officer reviews reports that set forth by record date, any security held in a client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of the Adviser (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a pooled vehicle managed by Adviser or (iii) public company, or a known affiliate of a public company, by which the spouse of an employee of Adviser or an immediate family member of an employee of Adviser living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Adviser. This list also contains information regarding the source of any potential conflict relating to such companies. The Compliance Officer then reviews potential conflicts identified on those “conflict reports” to determine if business or personal relationships exist between Adviser, its officers, managers or employees and the company that could present a material conflict of interest.

If the Compliance Officer determines that the conflict in question is not material, the affected Adviser will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, that Adviser will obtain the informed consent of the affected clients as to the fact that a material conflict exists in voting the client’s proxy in the manner favored by that Adviser. If obtaining such consent from any client is impracticable or undesirable, Adviser shall engage an independent proxy voting advisory and research firm, and vote the client(s) proxy in accordance with the published recommendation of that firm. Any vote recommended by that firm is binding and may not be overridden by Adviser.

The Compliance Officer will maintain a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer or person responsible for casting votes before the relevant votes are cast.

Recordkeeping

a.
General: In accordance with Rule 204-2(c)(2) under the Advisers Act, Adviser shall maintain the following documents in an easily accessible place for five years, the first two in an appropriate office of Adviser:

i.	Proxy voting policies and procedures;

ii.	Proxy statements received regarding client securities;

iii.	Records of votes cast on behalf of clients;

iv.	Records of client requests for proxy voting information; and

v.	Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

In lieu of maintaining its own copies of proxy statements as noted above, Adviser may rely on proxy statements filed on the SEC’s EDGAR system (See http://www.sec.gov/info/edgar/forms.htm). Additionally, Adviser may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party, such as ADP.

All proxy votes will be recorded on Adviser’s Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

i.	The name of the issuer of the portfolio security;

ii.	The exchange ticker symbol of the portfolio security;

iii.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

iv.	The shareholder meeting date;

v.	The number of shares the Adviser voted on a firm-wide basis;

vi.	A brief identification of the matter voted on;

vii.	Whether the matter was proposed by the issuer or by a security holder;

viii.	Whether or not the Adviser cast its votes on the matter;

ix.	How the Adviser cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

x.	Whether the Adviser cast its vote with or against management; and

xi.	Whether any client requested an alternative vote on its proxy.

b.
Conflicting Votes: In the event that Adviser and one of its affiliates votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires an Adviser to vote a certain way on an issue, while the Adviser deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

c.
Client Request to Review Votes: Any request by a client to review voted, whether written (including e-mail) or oral, received by any of Adviser’s employees, must be promptly reported to the Compliance Officer. All written requests must be retained in Adviser’s proxy voting file. The following additional procedures shall be followed with respect to a client request to review proxy voting information:

i.
The Compliance Officer shall record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) on the document entitled Client Requests for Proxy Information or in another suitable place.

ii.
Adviser shall provide the information requested, free of charge, to the client within a reasonable time period (within 10 business days) for their review at the offices of the Adviser. Such a review shall be documented and should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file.

iii.	Clients are permitted to request, and Adviser is required to distribute, the proxy voting record for such client for the five (5) year period prior to their request.

Annual Review and Certification

On an annual basis, Adviser will review a sample of its client accounts to ensure that it is properly receiving and voting all of its clients’ proxies in accordance with the Rule. Further, each Adviser employee that is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, these policies and procedures. The foregoing certifications must be set forth in writing on a standard Proxy Voting Policy Annual Certification Form (a copy of which is attached as Exhibit A).

Confidentiality

All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order.

Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser’s management.

Questions or Concerns

Any questions or concerns regarding this Policy, or whether a particular issue may present a material conflict of interest with respect to Adviser’s voting of client proxies, should be directed to the Compliance Officer.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)

(1)	Trust Instrument of Registrant.(1)

(2)	Revised Trust Instrument of Registrant.(1)

(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(8)

(b)

(1)	By-Laws of Registrant.(1)

(2)	Revised By-Laws of Registrant.(1)

(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(5)

(c)	Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)

(1)	Investment Advisory and Management Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund.(28)

(2)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(28)

(3)
Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(28)

(4)
Supplement dated July 15, 2014 to Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(43)

(5)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(28)

(6)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund.(28)

(7)	Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(8)
Amendment dated January 1, 2013 to Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(37)

(9)
Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(28)

(10)
Investment Sub-Advisory Agreement dated January 15, 2014 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(51)

(11)
Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Allocation(f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(28)

(12)
Amendment to Investment Advisory Agreement dated August 31, 2012 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income Fund and RiverFront Conservative Income Builder Fund.(28)

(13)
Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/ka RiverFront Long-Term Growth & Income ), RiverFront Global Growth (f/k/a RiverFront Long-Term Growth ) and RiverFront Moderate Growth & Income Funds.(28)

(14)
Amendment to Investment Sub-Advisory Agreement dated August 31, 2012 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund) RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income and RiverFront Conservative Income Builder Funds. (28)

(15)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India Growth Fund.(28)

(16)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(28)

(17)	Investment Advisory Agreement dated August 2, 2011 between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(28)

(18)	Investment Advisory Agreement dated July 13, 2011 between Registrant and Disciplined Growth Investors, Inc. with respect to the Disciplined Growth Investors Fund.(28)

(19)
Investment Advisory Agreement dated September 13, 2011 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(20)	Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(21)	Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(22)	Investment Advisory Agreement dated March 16, 2012 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(23)	Investment Advisory Agreement dated November 29, 2012 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(24)	37)

(25)
Amendment dated December 5, 2012 to Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(26)
Sub-Advisory Agreement dated April 1, 2013 by and between Registrant, Highland Associates, Inc. and Robeco Investment Management, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(37)

(27)	Sub-Advisory Agreement dated August 31, 2016 by and between Registrant, Highland Associates, Inc. and Incline Global Management, LLC with respect to the Redmont Resolute Fund II. (53)

(28)
Amendment dated May 1, 2013 to the Investment Advisory Agreement dated September 13, 2011 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(29)	Investment Advisory Agreement dated June 30, 2014 between ALPS Advisors, Inc. and the Registrant with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(30)	Investment Sub-Advisory Agreement dated June 30, 2014 among Registrant, ALPS Advisors, Inc. and Sterling Wealth Management Group, Inc. with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(31)	Amendment dated July 31, 2014 to Investment Advisory Agreement dated March 16, 2012 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Insights Fund. (41)

(32)	Amendment dated June 10, 2014 to Investment Advisory Agreement between the Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund. (41)

(33)	Amendment dated June 9, 2015 to Investment Advisory Agreement dated March 16, 2012 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Small Cap Value Fund.(47)

(34)
Amendment dated June 29, 2015 to Investment Advisory Agreement dated September 13, 2011 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(35)	Investment Advisory Agreement dated July 10, 2015 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Metis Global Micro Cap Fund.(46)

(36)	Investment Sub-Advisory Agreement dated July 10, 2015 among Registrant, ALPS Advisors, Inc. and Metis Global Partners, LLC with respect to the ALPS/Metis Global Micro Cap Fund.(46)

(37)	Investment Sub-Advisory Agreement dated July 31, 2015 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund.(48)

(38)	Amendment dated April 15, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Value Fund.(51)

(39)
Amendment dated August 31, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund.(53)

(40)
Investment Sub-Advisory Agreement dated October 9, 2014 among Registrant, Highland Associates, Inc. and Pinebridge Investments LLC with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(53)

(41)	Investment Advisory Agreement dated August 31, 2016 between Redmont Resolute (a Cayman Islands exempted company) and Highlands Associates, Inc. with respect to the Redmont Resolute Fund.(53)

(42)	Investment Advisory Agreement dated December 16, 2016 between Registrant and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(43)
Investment Advisory Agreement dated 16, 2016 between Aspen Portfolio Strategy Fund, Ltd. (a Cayman Islands exempted company) and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(e)

(1)
Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Disciplined Value Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Fund), RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation Fund (f/k/a RiverFront Moderate Growth Fund), RiverFront Dynamic Equity Income Fund (f/k/a RiverFront Long-Term Growth and Income Fund), RiverFront Moderate Growth and Income Fund, RiverFront Conservative Income Builder Fund, ALPS/Kotak India Growth Fund and ALPS/Alerian MLP Infrastructure Index Fund.(36)

(2)
Amendment dated June 30, 2014 to Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(3)
Amendment dated July 10, 2015 to Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Metis Global Micro Cap Fund (46).

(4)	Form of Selling Agreement between ALPS Portfolio Solutions Distributor, Inc. and Broker/Dealer.(36)

(5)	Form of Shareholder Servicing Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

(6)	Form of Fund-SERV Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

(7)	Form of Trust Networking Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

(8)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(28)

(9)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(10)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Disciplined Growth Investors Fund.(28)

(11)
Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

(12)	Distribution Agreement dated December 29, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(13)	Distribution Agreement dated January 30, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(14)	Distribution Agreement dated March 16, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(15)
Amendment dated May 1, 2013 to Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(16)	Amendment dated July 31, 2014 to Distribution Agreement dated March 16, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Emerald Insights Fund.(41)

(17)	Amendment dated June 9, 2015 to Distribution Agreement dated March 16, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Emerald Small Cap Value Fund.(47)

(18)
Amendment dated June 29, 2015 to Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(19)	Amendment dated April 15, 2016 to Distribution Agreement dated January 30, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Seafarer Overseas Value Fund.(51)

(20)	Amendment dated December 16, 2016 to Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(21)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(10)

(22)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(23)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(24)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(f)	None.

(g)

(1)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

(2)
Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

(3)
Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(4)
Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(5)	Amendment dated February 14, 2011 to Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

(6)	Amendment dated February 14, 2011 to Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

(7)
Custodian Agreement dated December 26, 2012 between Registrant and MUFG Union Bank N.A. (f/k/a Union Bank N.A.) with respect to the ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Disciplined Value Fund), Aspen Managed Futures Strategy Fund, The Disciplined Growth Investors Fund, Redmont Resolute Fund I, Redmont Resolute Fund II, Seafarer Overseas Growth and Income Fund, Emerald Banking and Finance Fund, Emerald Growth Fund, Pathway Advisors Aggressive Growth Fund, Pathway Advisors Aggressive Growth and Income Fund, Pathway Advisors Conservative Fund, Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund.(48)

(8)
Master Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Fund), RiverFront Global Growth Fund, RiverFront Global Allocation Fund, RiverFront Dynamic Equity Income Fund, RiverFront Moderate Growth and Income Fund, RiverFront Conservative Income Builder Fund, ALPS/Alerian MLP Infrastructure Index Fund and ALPS/Westport Resources Hedged High Income Fund.(39)

(9)
Amendment dated June 1, 2014 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(10)	Amendment dated July 31, 2014 to Global Custody Agreement dated December 26, 2002 between Registrant and MUFG Union Bank N.A. (f/k/a Union Bank N.A.) with respect to the Emerald Insights Fund.(41)

(11)
Amendment dated December 14, 2016 to Custodian Agreement dated December 26, 2002 between Registrant and MUFG Union Bank N.A. (f/k/a Union Bank N.A.) with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(12)
Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co., with respect to the Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(45)

(13)
Amendment dated June 29, 2015 to Global Custody Agreement dated December 26, 2002 between Registrant and MUFG Union Bank N.A. (f/k/a Union Bank N.A.) with respect to the Emerald Small Cap Value Fund.(47)

(14)
Amendment dated June 4, 2015 to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co., with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(48)

(15)
Amendment dated July 9, 2015 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Metis Global Micro Cap Fund and Ellington Credit Income Fund. (46)

(16)	Amendment dated April 15, 2016to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co. with respect to the Seafarer Overseas Value Fund. (51)

(17)	Amendment dated May 18, 2016 to Custodian Agreement dated December 16, 2013, between Registrant and Brown Brothers Harriman & Co., with respect to the Seafarer Overseas Growth and Income Fund.(53)

(h)

(1)
Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(2)
Amendment No. 2 dated August 31, 2009 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Research Value Fund (f/k/a Activa Value Fund).(16)

(3)	Amendment No. 4 dated January 15, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

(4)
Amendment No. 5 dated March 9, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Research Value (f/k/a Activa Value Fund) and ALPS/GNI Long-Short Funds.(14)

(5)
Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(6)
Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(7)	Transfer Agency and Service Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(8)	Transfer Agency and Service Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(19)

(9)
Transfer Agency and Service Agreement September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(10)
Amendment dated June 15, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(18)

(11)
Amendment dated August 2, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

(12)
Amendment dated September 27, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund).(18)

(13)	Amendment dated January 20, 2011 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

(14)
Amendment dated August 31, 2012 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Conservative Income Builder Fund.(28)

(15)
Amendment dated November 29, 2012 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(16)
Amendment dated June 30, 2014 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(17)	Amendment dated July 10, 2015 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Metis Global Micro Cap Fund (46).

(18)	Transfer Agency and Service Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(19)	Transfer Agency and Service Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(20)	Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and Emerald Growth Fund.(23)

(21)	Amendment dated July 31, 2014 to Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(41)

(22)
Amendment dated May 1, 2013 to Transfer Agency and Services Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(23)	Amendment dated June 9, 2015 to Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Small Cap Value Fund.(51)

(24)
Amendment dated June 29, 2015 to Transfer Agency and Services Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(25)	Amendment dated April 15, 2016 to Transfer Agency and Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(51)

(26)
Amendment dated December 16, 2016 to Transfer Agency and Services Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(27)
Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(28)
Amendment dated August 31, 2009 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Research Value Fund (f/k/a Activa Value Fund).(16)

(29)	Amendment dated January 15, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

(30)
Amendment dated March 9, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Research Value (f/k/a Activa Value Fund) and ALPS/GNI Long-Short Funds.(16)

(31)
Amendment dated June 15, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(18)

(32)
Amendment dated August 2, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

(33)
Amendment dated September 27, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund).(18)

(34)
Amendment dated January 20, 2011 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

(35)
Amendment dated August 31, 2012 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Conservative Income Builder Fund.(28)

(36)
Amendment dated November 29, 2012 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(37)
Amendment dated June 30, 2014 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(40)

(38)
Amendment dated July 10, 2015 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Metis Global Micro Cap Fund (46).

(39)
Amendment dated May 1, 2013 to Administration, Bookkeeping and Pricing Services Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(40)	Administration, Bookkeeping and Pricing Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(41)	Administration, Bookkeeping and Pricing Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(28)

(42)
Administration, Bookkeeping and Pricing Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(43)	Administration, Bookkeeping and Pricing Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(44)
Amendment dated March 31, 2013 to Administration, Bookkeeping and Pricing Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(45)	Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(46)
Administration, Bookkeeping and Pricing Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(47)	Amendment dated July 31, 2014 to Fund Accounting and Administration Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(41)

(48)	Amendment dated June 9, 2015 to Fund Accounting and Administration Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Small Cap Value Fund.(44)

(49)
Amendment dated June 29, 2015 to Administration, Bookkeeping and Pricing Agreement dated September 11, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(50)
Amendment dated April 15, 2016 to Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(51)

(51)
Amendment dated December 16, 2016 to Administration, Bookkeeping and Pricing Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(52)
PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(53)
Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(54)	Amended and restated PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(55)	Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(56)	PFO Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(28)

(57)
Chief Compliance Officer Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(28)

(58)
Amended and Restated PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

(59)
Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

(60)	PFO Services Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(61)	Amendment dated January 29, 2016 to the PFO Services Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund II.(51)

(62)	Chief Compliance Officer Services Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(63)
Amendment dated March 31, 2013 to Chief Compliance Officer Services Agreement dated December 29, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(64)
Amendment dated January 29, 2016 to Chief Compliance Officer Services Agreement dated December 29, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund II.(51)

(65)	PFO Services Agreement dated January 30, 2012 among Registrant, ALPS Fund Services, Inc. and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(66)	PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(67)	Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(68)	Amendment dated July 31, 2014 to PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(41)

(69)	Amendment dated July 31, 2014 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(41)

(70)	Amendment dated June 9, 2015 to PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Small Cap Value Fund.(47)

(71)	Amendment dated June 9, 2015 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Small Cap Value Fund.(47)

(72)
Amendment dated May 1, 2013 to Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(73)
Amendment dated May 1, 2013 to PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(74)
Amendment dated June 29, 2015 to Amended and Restated Chief Compliance Officer Services Agreement dated September 11, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(75)
Amendment dated June 29, 2015 to PFO Services Agreement dated September 11, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(76)
Amended and Restated Chief Compliance Officer Services Agreement dated April 15, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Growth and Income Fund and the Seafarer Overseas Value Fund.(51)

(77)	Amendment dated April 15, 2016 to the PFO Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to Seafarer Overseas Value Fund.(51)

(78)
Amendment dated December 16, 2016 to Amended and Restated PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(79)
Amendment dated December 16, 2016 to Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(80)	Fee Waiver Letter Agreement dated December 15, 2015 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Disciplined Value Fund (50).

(81)	Fee Waiver Letter Agreement dated December 15, 2015 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund (50).

(82)	Fee Waiver Letter Agreement dated December 15, 2015 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (50).

(83)	Fee Waiver Letter Agreement dated June 8, 2016 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(53)

(84)
Fee Waiver Letter Agreement dated December 15, 2015 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund (50).

(85)
Fee Waiver Letter Agreement dated December 15, 2015 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income and RiverFront Conservative Income Funds.(50)

(86)	Fee Waiver Letter Agreement dated December 15, 2015 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(50)

(87)	Fee Waiver Letter Agreement dated June 8, 2016 between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund. (53)

(88)	Fee Waiver Letter Agreement dated December 15, 2015 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(50)

(89)
Transfer Agency Annual Account Fee Waiver Letter Agreement dated September 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(50)

(90)	Form of License Agreement among Registrant, ALPS Advisors, Inc., Kotak Mahindra Bank Limited and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(17)

(91)
Fee Waiver Letter Agreement dated June 8, 2016 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Emerging Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Global Micro Cap Fund.(53)

(92)	Fee Waiver Letter Agreement dated June 8, 2016 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund II.(53)

(93)	Fee Waiver Letter Agreement dated August 12, 2015 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(47)

(94)	Fee Waiver Letter Agreement dated December 15, 2015 between Registrant and Sterling Global Strategies LLC with respect to the ALPS/Sterling ETF Tactical Rotation Fund.(50)

(95)
Fee Waiver Letter Agreement dated June 8, 2016 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Growth Fund, Emerald Banking and Finance Fund, Emerald Insights Fund and Emerald Small Cap Value Fund.(53)

(96)
Fee Waiver Letter Agreement dated June 29, 2015 between Registrant and Grandeur Peak Global Advisors LLC with respect to the Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(97)	Fee Waiver Letter Agreement dated July 10, 2015 among Registrant, ALPS Advisors, Inc. and Metis Global Partners, LLC with respect to the ALPS/Metis Global Micro Cap Fund. (46)

(98)	Fee Waiver Letter Agreement dated April 15, 2016 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Value Fund.(51)

(99)	Fee Waiver Letter Agreement dated December 16, 2016 between Registrant and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(i)

(1)
Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS/Red Rocks Listed Private Equity, ALPS/WMC Research Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Index, ALPS/Westport Resources Hedged High Income, ALPS/Sterling ETF Tactical Rotation Fund and ALPS/Metis Global Micro Cap Fund.(50)

(2)
Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Vulcan Value Partners Fund, Vulcan Value Partners Small Cap Fund, Aspen Managed Futures Commodity Strategy, The Disciplined Growth Investors, Grandeur Peak Global Opportunities, Grandeur Peak International Opportunities, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund, Redmont Resolute Fund (f/k/a Redmont Resolute Fund II), Seafarer Overseas Growth and Income, Seafarer Overseas Value Fund, Emerald Banking and Finance, Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund.(53)

(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Aspen Portfolio Strategy Fund (filed herewith).

(j)

(1)
Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to the ALPS/Red Rocks Listed Private Equity, ALPS/WMC Research Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Index, ALPS/Westport Resources Hedged High Income and ALPS/Sterling ETF Tactical Rotation Funds.(50)

(2)
Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, Vulcan Value Partners Fund, Vulcan Value Partners Small Cap Fund, Aspen Managed Futures Commodity Strategy, The Disciplined Growth Investors, Grandeur Peak Global Opportunities, Grandeur Peak International Opportunities, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund, Redmont Resolute Fund (f/k/a Redmont Resolute Fund II, Seafarer Overseas Growth and Income, Seafarer Overseas Value Fund, Emerald Banking and Finance, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund.(53)

(3)	Tax Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to Redmont Resolute Fund.(53)

(k)	None.

(l)	Form of Share Purchase Agreement with respect to the Registrant.(14)

(m)

(1)
Amended Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Disciplined Value Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund, ALPS/Westport Resources Hedged High Income Fund, ALPS/Sterling ETF Tactical Rotation Fund, ALPS/Metis Global Micro Cap Fund and Ellington Credit Income Fund, Class A.(46)

(2)
Amended Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Research Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS/Westport Resources Hedged High Income Fund, ALPS/Sterling ETF Tactical Rotation Fund, and Ellington Credit Income Fund, Class C.(51)

(3)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, Class R.(36)

(4)	Distribution and Services Plan – RiverFront Global Growth Fund, Investor Class.(36)

(5)
Amended and Restated Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS/Westport Resources Hedged High Income Fund, ALPS/Sterling ETF Tactical Rotation Fund, ALPS/Metis Global Micro Cap Fund and Ellington Credit Income Fund, Class A.(51)

(6)
Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Research Value Fund (f/k/a ALPS/WMC Disciplined Value Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund and ALPS/Westport Resources Hedged High Income Fund, ALPS/Sterling ETF Tactical Rotation Fund, ALPS/Global Micro Cap Fund, and Ellington Credit Income Fund, Class C.(46)

(7)	Amended Distribution and Services Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Class A (filed herewith).

(8)	Amended Shareholder Services Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Class A (filed herewith).

(9)
Amended Distribution and Services Plan – Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund, Investor Class.(45)

(10)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Investor Class.(51)

(11)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Institutional Class.(51)

(12)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class A.(23)

(13)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class C.(23)

(14)	Distribution and Services Plan – Emerald Banking and Finance Fund, Investor Class.(23)

(15)	Distribution and Services Plan – Emerald Growth Fund, Class A.(23)

(16)	Distribution and Services Plan – Emerald Growth Fund, Class C.(23)

(17)	Distribution and Services Plan – Emerald Growth Fund, Investor Class.(23)

(18)	Distribution and Services Plan – Emerald Insights Fund, Class A.(41)

(19)	Distribution and Services Plan – Emerald Insights Fund, Class C. (41)

(20)	Distribution and Services Plan – Emerald Insights Fund, Investor Class.(41)

(21)	Distribution and Services Plan – Emerald Small Cap Value Fund, Class A.(47)

(22)	Distribution and Services Plan – Emerald Small Cap Value Fund, Class C.(47)

(23)	Distribution and Services Plan – Emerald Small Cap Value Fund, Investor Class.(47)

(24)	Shareholder Services Plan – Emerald Banking and Finance Fund, Class C.(23)

(25)	Amended and Restated Shareholder Services Plan – Emerald Growth Fund, Emerald Banking and Finance Fund and Emerald Insights Fund, Institutional Class.(51)

(26)	Amended and Restated Shareholder Services Plan – Emerald Growth Fund, Emerald Banking and Finance Fund and Emerald Insights Fund, Investor Class.(51)

(27)	Shareholder Services Plan – Emerald Growth Fund, Class C.(23)

(28)	Shareholder Services Plan – Emerald Insights Fund, Class C.(41)

(29)	Shareholder Services Plan – Emerald Small Cap Value Fund, Class C.(47)

(30)	Distribution and Services Plan – ALPS/Metis Global Micro Cap Fund, Class C.(51)

(n)

(1)
Amended Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity, ALPS/WMC Research Value (f/k/a ALPS/WMC Disciplined Value Fund), Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure, ALPS/Westport Resources Hedged High Income, ALPS/Sterling ETF Tactical Rotation, ALPS/Metis Global Micro Cap and Ellington Credit Income Funds.(51)

(2)	Amended Rule 18f-3 Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund (filed herewith).

(3)
Amended Rule 18f-3 Plan - Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Micro Cap Fund.(45)

(4)	Amended Rule 18f-3 Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.(51)

(5)	Amended Rule 18f-3 Plan – Emerald Banking and Finance Fund, Emerald Growth Fund and Emerald Insights Fund. (41)

(6)	Amended Rule 18f-3 Plan – Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund.(47)

(o)	Reserved.

(p)

(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(2)

(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of April 1, 2016.(54)

(3)	Code of Ethics for Red Rocks Capital LLC as of December 31, 2008, as amended.(6)

(4)	Code of Ethics for Wellington Management Company, LLP as of August 1, 2013.(43)

(5)	Code of Ethics for Clough Capital Partners LP as of May 2, 2007.(7)

(6)	Code of Ethics for Vulcan Value Partners, LLC as of October 15, 2009.(11)

(7)	Code of Ethics for CoreCommodity Management, LLC (f/k/a Jefferies Asset Management, LLC).(12)

(8)	Code of Ethics for RiverFront Investment Group, LLC.(5)

(9)	Code of Ethics for Kotak Mahindra (UK) Limited.(17)

(10)	Code of Ethics for Aspen Partners Ltd.(20)

(11)	Code of Ethics for Disciplined Growth Investors, Inc.(19)

(12)	Code of Ethics for Grandeur Peak Global Advisors, LLC.(22)

(13)	Code of Ethics for Highland Associates, Inc.(25)

(14)	Code of Ethics for Seafarer Capital Partners, LLC.(48)

(15)	Code of Ethics for Emerald Mutual Fund Advisers Trust.(23)

(16)	Code of Ethics for Robeco Investment Management, Inc.(37)

(17)	Code of Ethics for Sterling Wealth Management, Inc.(40)

(18)	Code of Ethics for Metis Global Partners, LLC (46).

(19)	Code of Ethics for Pinebridge Investments LLC.(53)

(20)	Code of Ethics for Incline Global Management, LLC (filed herewith).

(q)

(1)	Power of Attorney dated December 13, 2016 (filed herewith).

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.
(3)	Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.
(4)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.
(5)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.
(6)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.
(7)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.
(8)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.
(9)	Incorporated by reference to the Post-Effective Amendment No. 41 to Registrant’s Registration Statement filed on September 29, 2009.
(10)	Incorporated by reference to the Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on October 13, 2009.
(11)	Incorporated by reference to the Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on December 29, 2009.

(12)	Incorporated by reference to the Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on June 15, 2010.
(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 25, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.
(15)	Incorporated by reference to the Post-Effective Amendment No. 59 to Registrant’s Registration Statement filed on July 30, 2010.
(16)	Incorporated by reference to the Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010.
(17)	Incorporated by reference to the Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on January 28, 2011.
(18)	Incorporated by reference to the Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on April 29, 2011.
(19)	Incorporated by reference to the Post-Effective Amendment No. 75 to Registrant’s Registration Statement filed on July 13, 2011.
(20)	Incorporated by reference to the Post-Effective Amendment No. 77 to Registrant’s Registration Statement filed on August 1, 2011.
(21)	Incorporated by reference to the Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed on August 29, 2011.
(22)	Incorporated by reference to the Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on September 22, 2011.
(23)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on December 23, 2011.
(25)	Incorporated by reference to the Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on December 29, 2011.
(26)	Incorporated by reference to the Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on January 30, 2012.
(27)	Incorporated by reference to the Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 24, 2012.
(28)	Incorporated by reference to the Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012.
(29)	Incorporated by reference to the Post-Effective Amendment No. 102 to Registrant’s Registration Statement filed on October 5, 2012.
(30)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on November 19, 2012.
(31)	Incorporated by reference to the Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on November 29, 2012.
(32)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant’s Form N-14 Registration Statement filed by the Registrant on December 19, 2012.
(33)	Incorporated by reference to the Post-Effective Amendment No. 107 to Registrant’s Registration Statement filed on December 28, 2012.
(34)	Incorporated by reference to the Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on March 29, 2013.
(35)	Incorporated by reference to the Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on May 1, 2013.

(36)	Incorporated by reference to the Post-Effective Amendment No. 114 to Registrant’s Registration Statement filed on May 15, 2013.
(37)	Incorporated by reference to the Post-Effective Amendment No. 118 to Registrant’s Registration Statement filed on August 28, 2013.
(38)	Incorporated by reference to the Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013.
(39)	Incorporated by reference to the Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013.
(40)	Incorporated by reference to the Post-Effective Amendment No. 131 to Registrant’s Registration Statement filed on June 30, 2014.
(41)	Incorporated by reference to the Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on July 30, 2014.
(42)	Incorporated by reference to the Post-Effective Amendment No. 136 to Registrant’s Registration Statement filed on August 28, 2014.
(43)	Incorporated by reference to the Post-Effective Amendment No. 139 to Registrant’s Registration Statement filed on February 27, 2015.
(44)	Incorporated by reference to the Post-Effective Amendment No. 146 to Registrant’s Registration Statement filed on June 9, 2015.
(45)	Incorporated by reference to the Post-Effective Amendment No. 148 to Registrant’s Registration Statement filed on June 29, 2015.
(46)	Incorporated by reference to the Post-Effective Amendment No. 150 to Registrant’s Registration Statement filed on July 10, 2015.
(47)	Incorporated by reference to the Post-Effective Amendment No. 155 to Registrant’s Registration Statement filed on August 28, 2015.
(48)	Incorporated by reference to the Post-Effective Amendment No. 162 to Registrant’s Registration Statement filed on December 29, 2015.
(49)	Incorporated by reference to the Post-Effective Amendment No. 165 to Registrant’s Registration Statement filed on January 28, 2016.
(50)	Incorporated by reference to the Post-Effective Amendment No. 168 to Registrant’s Registration Statement filed on February 26, 2016.
(51)	Incorporated by reference to the Post-Effective Amendment No. 174 to Registrant’s Registration Statement filed on April 15, 2016.
(52)	Incorporated by reference to the Post-Effective Amendment No. 176 to Registrant’s Registration Statement filed on June 29, 2016.
(53)	Incorporated by reference to the Post-Effective Amendment No. 177 to Registrant’s Registration Statement filed on August 29, 2016.
(54)	Incorporated by reference to the Post-Effective Amendment No. 179 to Registrant’s Registration Statement filed on September 19, 2016.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

ALPS/CoreCommodity Management CompleteCommodities® Strategy Fund a series of the Registrant, wholly owns and controls CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the ALPS/CoreCommodity Management CompleteCommodities® Strategy Fund’s annual and semi-annual reports to shareholders.

ALPS/Kotak India Growth Fund, a series of the Registrant, wholly owns and controls India Premier Equity Portfolio (the “Subsidiary”), a company organized under the laws of Mauritius. The Subsidiary’s financial statements will be included on a consolidated basis in the ALPS/Kotak India Growth Fund’s annual and semi-annual reports to shareholders.

Aspen Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls Aspen Futures Fund, Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Aspen Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

Redmont Resolute Fund, a series of the Registrant, wholly owns and controls Redmont Resolute (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Redmont Resolute Fund’s annual and semi-annual reports to shareholders.

Aspen Portfolio Strategy Fund, a series of the Registrant, wholly owns and controls Aspen Portfolio Strategy Fund, Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Aspen Portfolio Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpre-ta-tions of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and SubAdvisers.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	See Trustee and Officer Table in SAI	Fund Servicing
Thomas A. Carter	President, Director
President and Director, ALPS Portfolio Solutions Distributor, Inc. and Red Rocks Capital LLC, Executive Vice President and Director, ALPS Fund Services, Inc. and ALPS Distributors, Inc. and Director, ALPS Holdings, Inc.
Fund Servicing
Jeremy O. May	Executive Vice President, Director	President and Director, ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director, ALPS Holdings, Inc., and Director, ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Bradley J. Swenson	Senior Vice President	Senior Vice President and CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc., and Senior Vice President of ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Senior Vice President, Chief Technology Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Aisha J. Hunt	Sr. Vice Pres., General Counsel and Asst. Secretary	Sr. Vice Pres., General Counsel and Asst. Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer
Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.
Fund Servicing
Patrick Buchanan	Vice President, Advisory Operations	Not Applicable	Not Applicable
Randall D. Young ** Secretary	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Douglas W. Fleming**	Assistant Treasurer	Assistant Treasurer, ALPS Holdings, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc. and Red Rocks Capital LLC.	Fund Servicing
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Fund Servicing
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Fund Servicing
Michael Akins	Senior Vice President, Index Management	Not Applicable	Fund Servicing

Troy A. Duran	Senior Vice President, Chief Financial Officer
Senior Vice President, Chief Financial Officer of ALPS Portfolio Solutions Distributors, Inc., ALPS Distributors, Inc. and ALPS Fund Services, Inc., and Senior Vice President, Director of Corporate Development of ALPS Holdings, Inc.
Fund Servicing
Erin D. Nelson	Senior Vice President, Chief Compliance Officer	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Wyck Brown	Senior Vice President	Not Applicable	Not Applicable
Dennis P. Emanuel	Director of ETF and Closed-End Fund Strategy	Not Applicable	Not Applicable
Hilary Quinn	Vice President	Vice President, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
JoEllen L. Legg	Vice President, Assistant General Counsel	See Trustee and Officer Table in SAI	Fund Servicing
Abigail J. Murray	Vice President, Senior Counsel	Vice President, Senior Counsel of ALPS Fund Services, Inc.	Fund Servicing
Andrea E. Kuchli	Vice President, Senior Counsel	Vice President, Senior Counsel of ALPS Fund Services, Inc.	Fund Servicing
Jennifer Craig	Assistant Vice President	See Trustee and Officer Table in SAI	Fund Servicing

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens, Fleming and Dixon is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business Connections	Type of Business
Gregg Wm. Givens**	Manager, Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Thomas A. Carter*	President	President and Director, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director, ALPS Fund Services, Inc. and ALPS Distributors, Inc. and Director, ALPS Holdings, Inc.	Fund Servicing
Randall D. Young***	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Douglas W. Fleming***	Assistant Treasurer	Assistant Treasurer, ALPS Holdings, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Distributors, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Aisha J. Hunt*	Assistant Secretary, General Counsel	Sr. Vice Pres., General Counsel and Asst. Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Adam Goldman**	Senior Vice President, Portfolio Manager	Not Applicable	Not Applicable
Mark S. Sunderhuse**	Senior Vice President, Portfolio Manager	Not Applicable	Not Applicable
Matthew R. Luoma**	Chief Financial Officer, Chief Compliance Officer	Not Applicable	Not Applicable
Glenn P. Dreiling**	Vice President, Operations	Not Applicable	Not Applicable

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for each of the Red Rocks Capital LLC representatives is: 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401.
*****	The principal business address for Messrs. Young, Givens, Fleming and Dixon is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

WELLINGTON MANAGEMENT COMPANY LLP

Business And Other Connections Of Officers And Directors Of Registrant's Investment Subadviser, Wellington Management Company LLP ("Wellington Management").

The principal business address of Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

CLOUGH CAPITAL PARTNERS, LP

Name*	Position with Clough Capital Partners LP	Other Business Connections	Type of Business
Charles I. Clough, Jr.	Partner, Chief Executive Officer, Portfolio Manager	Not Applicable	Not Applicable
James E. Canty	Partner, President, Portfolio Manager	Not Applicable	Not Applicable
Eric A. Brock	Partner, Director of Research, Portfolio Manager	Not Applicable	Not Applicable
Daniel J. Gillis	Chief Compliance Officer	Not Applicable	Not Applicable
Austin C. McClintock	Chief Operating Officer/Chief Financial Officer	Not Applicable	Not Applicable

*	The principal business address for each of the Clough Capital Partners LP representatives is: One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

VULCAN VALUE PARTNERS LLC

Name*	Position with Vulcan Value Partners	Other Business Connections	Type of Business
C.T. Fitzpatrick	Chief Executive Officer, Chief Investment Officer	Current - Chairman of the Board, Green Co. (Montgomery, Alabama)	Real Estate
Bruce Donnellan	Principal	Former - Acquisition Manager, Southern Power Company (Birmingham, Alabama)	Public Utility
Adam McClain	Principal / President	Former - First Vice President, Private Wealth Management Group, Sun Trust Bank (Memphis, Tennessee)	Financial Services
Hampton McFadden	Principal	Director of Republic Capital Access (Washington D.C.) Former - Director of Republic Capital Access (Washington D.C.), Co-Founder, CEO, and General Counsel of Republic Capital Access (Washington D.C.)	Financial Services
Richard Davis	Principal/ Chief Operating Officer/ Chief Financial Officer	Harbert Management Corporation (Birmingham, AL)	Financial Services

*	The principal business address for each of the Vulcan Value Partners, LLC representatives is: 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

CORECOMMODITY MANAGEMENT, LLC (F/K/A JEFFERIES ASSET MANAGEMENT, LLC)

Name*	Position with CoreCommodity Management, LLC	Other Business Connections	Type of Business
Adam C. De Chiara	Co-President	None	N/A
Bradford L. Klein	Co-President	None	N/A
Andrew R. Kaplan	Executive Vice President, General Counsel and Secretary	None	N/A
Todd A. Streichler	Director of Finance	None	N/A
Michael S. Kaplan	Director of Operations	None	N/A
Michael S. Sheehy	Senior Vice President and Chief Compliance Officer	None	N/A

*	The principal business address for each of the CoreCommodity Management, LLC representatives is: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

RIVERFRONT INVESTMENT GROUP, LLC

Name*	Position with RiverFront Investment Group, LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chairman & Chief Investment Officer	Chairman of Finance Committee for Maggie Walker Governor’s School	Non-profit foundation
Rod Smyth	Chief Investment Strategist	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief U.S. Equity Officer	None	N/A
Peter J. Quinn, Jr.	President & Chief Operating Officer	ResQd LLC/Advisor-LLC Member	LLC
Karrie Southall, CIPM	Chief Compliance Officer and Director of Operations & Trading	None	NA
Timothy Anderson, CFA	Chief Fixed Income Officer	None	N/A
Samuel Turner, CMT	Director of US Equity	None	N/A
Paul Louie	Director of US Equity	None	N/A
Adam Grossman, CFA	Chief Global Equity Officer	None	NA
William Ryder, CFA, CMT	Director of Risk Management	None	N/A
Chris Konstantinos, CFA	Director of International Portfolio Management	None	N/A
Kevin Nicholson	Chief Risk Officer	None	NA
Deva Meenakshisundaram, FRM	Chief of Quantitative Analytics	None	NA
Rebecca Felton	Director of Portfolio Risk Management	None	N/A
Rob Glownia	Fixed Income Analyst	None	N/A

*	The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

KOTAK MAHINDRA (UK) LTD.
EXECUTIVE DIRECTORS

Name*	Position with Kotak-Mahindra	Other Business Connections	Type of Business
Abhishek Bhalotia	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable
Ruchit Puri	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable

*	The principal business address for Kotak-Mahindra (UK) Ltd. is: 8[h] Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom. The branches have a local address.

ASPEN PARTNERS, LTD.

Name*	Position with Aspen Partners, Ltd.	Other Business Connections	Type of Business
Bryan R. Fisher	Managing Director	None	N/A
William Ware Bush	Director	None	N/A
Brian E. Broadway	Chief Operating Officer	None	N/A
Davis Vick	Chief Compliance Officer	None	N/A
Deborah Terry	Chief Financial Officer	None	N/A

*	The principal business address for each of the Aspen Partners Ltd. representatives is: 9 East Franklin Street, Richmond, VA 23219.

DISCIPLINED GROWTH INVESTORS INC.

Name*	Position with Disciplined Investors, Inc.	Other Business Connections	Type of Business
Fred Martin	Director and President	Compass Investors LP – Special Limited Partner Navigator Investors, LP – Managing General Partner	Financial Services Financial Services
Rob Nicoski	Portfolio Manager	None	N/A
Scott Link	Portfolio Manager	None	N/A

*	The principal business address for each of Disciplined Growth Investors, Inc. representatives is: Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402.

GRANDEUR PEAK GLOBAL ADVISORS, LLC

Name*	Position with Grandeur Peaks Global Advisors, LLC	Other Business Connections	Type of Business
Robert Thatcher Gardiner	Chief Executive Officer, Director
Manager
Gardiner Investments, LLC
4247 Camille St.
Salt Lake City, UT 84124
Director (“Board of Managers”)
Gardiner Properties, LLC
1075 East 2100 South
 Salt Lake City, Utah 84106
Director
Animal Reference Pathology
525 E 4500 S #200
Salt Lake City, UT 84107
Investment holding company Real estate development company Veterinary lab testing
Blake Harold Walker	Chief Investment Officer, Executive Vice President, Director	None	N/A
Eric W. Huefner	President, Chief Operating Officer, Chief Compliance Officer, Director	None	N/A

*	The principal business address for each of Grandeur Peak Global Advisors, LLC representatives is: 136 S. Main Street, Suite 720, Salt Lake City, Utah 84101.

HIGHLAND ASSOCIATES, INC.

Name*	Position with Highland Associates, Inc.	Other Business Connections	Type of Business
William A. Terry	Founder and Partner	Protective Life Corporation (Birmingham, AL) Highland Information Services, Inc. (Birmingham, AL)	Insurance Investments
Charles D. Perry, Jr.	Founder and Partner	Highland Strategies, LLC (Birmingham, AL) Highland Information Services, Inc. (Birmingham, AL)	Investments Investments
Jack W. Echols, III	President & Chief Executive Officer	N/A	N/A
Susan L. Padgett	Shareholder	N/A	N/A
R. Scott Graham	Chief Investment Officer, Principal and Shareholder	N/A	N/A
Michael T. Lytle	Principal and Shareholder	N/A	N/A
Paige B. Daniel	Principal and Shareholder	N/A	N/A
Hunter W. Craig	Director of Manager Research and Shareholder	N/A	N/A
J. Michael Thomas	Consultant and Shareholder	N/A	N/A
Scott W. Sealock	Financial Analyst and Shareholder	N/A	N/A

*	The principal business address for each of the Highland Associates, Inc. representatives is: 2545 Highland Ave. South, Suite 200 Birmingham, AL 35205-2478.

SEAFARER CAPITAL PARTNERS, LLC

Name*	Position with Seafarer Capital Partners, LLC	Other Business Connections	Type of Business
Andrew T. Foster	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	N/A	N/A
Michelle M. Foster	President,	N/A	N/A
David Lenk	Compliance Officer	N/A	N/A
Paul Espinosa	Portfolio Manager	N/A	N/A

*	The principal business address for each of the Seafarer Capital Partners, LLC representatives is 1100 Larkspur Landing Circle, Suite 375, Larkspur, CA 94939.

EMERALD MUTUAL FUNDS ADVISERS TRUST

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
Kenneth Mertz	President, Chief Investment Officer and Portfolio Manager	President, Portfolio Manager (since 1/1/92) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Daniel Moyer	Executive Vice President	Executive Vice President, Managing Director (since 10/1/1992) and Assistant Secretary Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Managing Director (since 8/7/2009), Secretary and Treasurer Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Executive Vice President, Secretary and Treasurer Emerald Asset Management, Inc. 3175 Oregon Pike Leola, PA 17540	Holding company
		Executive Vice President Emerald Direct Lending Advisers, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
James Meehan	Chief Compliance Officer	Chief Compliance Officer (since 5/1/2009) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Chief Compliance Officer (since 8/7/2009) Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Chief Compliance Officer (since 9/30/2015) EmStone Advisers, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
Stacy Sears	Senior Vice President, Secretary and Portfolio Manager	Senior Vice President, Portfolio Manager (since 10/1/1992) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Steven Russell, Esq.	Portfolio Manager, Emerald Banking and Finance Fund	Senior Research Analyst, Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Portfolio Manager Emerald Direct Lending Advisers, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Portfolio Manager EmStone Advisers, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
Joseph Garner	Senior Vice President, Portfolio Manager, Emerald Growth Fund	Vice President Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
	Associate Portfolio Manager, Emerald Insights Fund	Assistant Secretary Emerald Asset Management, Inc. 3175 Oregon Pike Leola, PA 17540	Holding company
David Volpe, CFA	Portfolio Manager, Emerald Insights Fund	Deputy Chief Investment Officer, Portfolio Manager, Managing Director Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Stephen Amsterdam	Associate Portfolio Manager, Emerald Insights Fund	Senior Research Analyst, Associate Portfolio Manager Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Richard A. Giesen, Jr.	Portfolio Manager, Emerald Small Cap Value Fund	Managing Director Value Equity Strategy Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Ori Elan	Portfolio Manager, Emerald Small Cap Value Fund	Portfolio Manager Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser

*	The principal business address for each of the Emerald Mutual Funds Advisers Trust representatives is 3175 Oregon Pike, Leola, PA 17540.

ROBECO INVESTMENT MANAGEMENT, INC.

Name*	Position with Robeco Investment Management, Inc.	Other Business Connections	Type of Business
Mark E. Donovan	Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Investment Advisory
Joseph F. Feeny, Jr.	Co-Chief Executive Officer and Chief Executive Officer	(1) Robeco US Holding, Inc. (2) Robeco Trust Company	(1) Holding company (2) Non-depository trust company
William George Butterly, III	Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	(1) Robeco Institutional Asset Management US Inc. (2) Robeco Securities, L.L.C. (3) Robeco Trust Company (4) RobecoSAM USA, Inc. (5) Robeco Boston Partners (UK) Limited	(1) Investment Advisory (2) Broker-Dealer (3) Non-depositary Trust Company (4) Investment Advisory (5) Private Limited Company (UK)
Matthew J. Davis	Senior Managing Director, Treasurer & Chief Financial Officer	(1) Robeco Institutional Asset Management US Inc. (2) Robeco Securities, L.L.C. (3) Robeco Trust Company (4) Robeco Boston Partners (UK) Limited	(1) Investment Advisory (2) Broker-Dealer (3) Non-depositary Trust Company (5) Private Limited Company (UK)
Masaki Kowano	Director	ORIX Company of Japan	Financial Services

*	The principal business address for each of the executive officers is One Beacon Street, 30th Floor, Boston, MA 02108.

PINEBRIDGE INVESTMENTS, LLC

Name*	Position with Turner Investments, L.P.	Other Business Connections	Type of Business
George Horning
1) Applico
2) Forester Research
3) Gordon A. Rich Foundation
4) Lowekey Media
5) Next Line Manufacturing, Inc.
6) Grow NYC
7) Locus Investment Fund I, L.P.
8) Holton Farms
9) Brattle Foods Private Ltd.
10) Riverkeeper
11) Unity Life Insurance Comp

1) Mobile Apps Company Designer/Programmer
2) Technology Research Public Company
3) Not-for-Profit
4) Mobile App Developer
5) 3D Manufacturing Co.
6) Not-for-Profit
7) Hedge Fund
8) Farm Products Grower
9) Cold Storage company (India)
10) Not-for-Profit
11) Insurance Company

Rajesh Swaminathan		None	N/A
Michael Verge		None	N/A
John H. Blevins		None	N/A
David Kolker		None	N/A

STERLING GLOBAL STRATEGIES LLC

Name*	Position with Sterling Global Strategies LLC	Other Business Connections	Type of Business
Michael S. Haig	Managing Member Chief Executive Officer	None	N/A
Gregory J. Carroll	Managing Member Chief Compliance Officer	None	N/A
Mark W. Eicker	Managing Member Chief Investment Officer	None	N/A

*	The principal business address for each of the principal executive officers is 1108 Aston Avenue, Suite 245, Carlsbad, California 92008.

METIS GLOBAL PARTNERS, LLC

Name*	Position with Metis Global Partners, LLC	Other Business Connections	Type of Business
Machel L. Allen	Managing Member, President, Chief Investment Officer	N/A	N/A
Irina Gorokhov	Member, Research Analyst	N/A	N/A

*	The principal business address for each of the principal executive officers is 11988 El Camino Real, San Diego, California 92130.

INCLINE GLOBAL MANAGEMENT, LLC

Name*	Position with Metis Global Partners, LLC	Other Business Connections	Type of Business
Jeff Lignelli	Founder, CEO and Portfolio Manager	N/A	N/A

*	The principal business address for each of the principal executive officers is 40 West 57th Street, Suite 1430, New York, New York 10019.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Ivy Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, OWLshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange - Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

ALPS Portfolio Solutions Distributor, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Investment Trust, Clough Funds Trust and Select Sector SPDR Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	See Trustee and Officer Table in SAI
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None

Bradley J. Swenson	Senior Vice President	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, Assistant Secretary, General Counsel	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Chief Compliance Officer	None
Daniel Dolan	Senior Vice President	None
Kevin J. Ireland	Senior Vice President	None
Mark R. Kiniry	Senior Vice President	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Tison Cory	Vice President	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Givens, Young and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	See Trustee and Officer Table in SAI
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	See Trustee and Officer Table in SAI

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) Red Rocks Capital LLC, 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401; (4) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; (5) Clough Capital Partners LP, One Post Office Square, 40th Floor, Boston, Massachusetts 02109; (6) Vulcan Value Partners, LLC, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223; (7) CoreCommodity Management, LLC (f/k/a Jefferies Asset Management, LLC), The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902; (8) RiverFront Investment Group, LLC, 1214 East Cary Street, Richmond, VA 23219; and (9) Kotak-Mahindra (UK) Ltd., 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom; (10) Aspen Partners Ltd., 9 East Franklin Street, Richmond, VA 23219; (11) Disciplined Growth Investors, Inc., Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402; (12) Grandeur Peak Global Advisors, LLC, 136 S. Main Street, Suite 720, Salt Lake City, Utah 84101; (13) Highland Associates, Inc., 2545 Highland Ave. South, Suite 200 Birmingham, AL 35205-2478; (14) Seafarer Capital Partners, LLC, 700 Larkspur Landing Circle, Suite #105, Larkspur, CA 94939; (15) Emerald Mutual Fund Advisers Trust, 3175 Oregon Pike, Leola, PA 17540; ( (16) Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022; (17) Pinebridge Investments LLC, 399 Park Avenue, 4th Floor, New York, New York 10022 (18) Sterling Wealth Management Group, Inc., 1108 Aston Avenue, Suite 245, Carlsbad, California 92008, (19) Metis Global Partners, LLC, 11988 El Camino Real, San Diego, California 92130, (20) Incline Global Management, LLC, 40 West 57th Street, Suite 1430, New York, New York 10019.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 182 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on December 27, 2016.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke	President, Trustee and Chairman	December 27, 2016
Edmund J. Burke

/s/ Jeremy W. Deems	Trustee	December 27, 2016
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	December 27, 2016
Mary K. Anstine*

/s/ Jerry G. Rutledge	Trustee	December 27, 2016
Jerry G. Rutledge*

/s/ Michael “Ross” Shell	Trustee	December 27, 2016
Michael “Ross” Shell*

/s/ Kimberly R. Storms	Treasurer	December 27, 2016
Kimberly R. Storms

*	Signature affixed by Karen Gilomen pursuant to a power of attorney dated December 13, 2016 filed as Exhibit (q)(1) hereto.

Exhibits

(d)(42)	Investment Advisory Agreement dated December 16, 2016 between Registrant and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund.

(d)(43)	Investment Advisory Agreement dated 16, 2016 between Aspen Portfolio Strategy Fund, Ltd. (a Cayman Islands exempted company) and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund

(e)(20)	Amendment dated December 16, 2016 to Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors with respect to the Aspen Portfolio Strategy Fund.

(g)(11)	Amendment dated December 14, 2016 to Custodian Agreement dated December 26, 2002 between Registrant and MUFG Union Bank N.A. (f/k/a Union Bank N.A.) with respect to the Aspen Portfolio Strategy Fund.

(h)(26)	Amendment dated December 16, 2016 to Transfer Agency and Services Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund.

(h)(51)
Amendment dated December 16, 2016 to Administration, Bookkeeping and Pricing Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund.

(h)(79)
Amendment dated December 16, 2016 to Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Portfolio Strategy Fund.

(h)(99)	Fee Waiver Letter Agreement dated December 16, 2016 between Registrant and Aspen Partners Ltd. with respect to the Aspen Portfolio Strategy Fund.

(i)(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Aspen Portfolio Strategy Fund.

(m)(7)	Amended Distribution and Services Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Class A.

(m)(8)	Amended Shareholder Services Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Class A.

(n)(2)	Amended Rule 18f-3 Plan – Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund.

(p)(20)	Code of Ethics for Incline Global Management, LLC.

(q)(1)	Power of Attorney dated December 13, 2016.